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                                                                   Exhibit 10.42

           AMENDMENT NO. 2 TO RUST INTERCORPORATE SERVICES AGREEMENT


    This Amendment No. 2 (the "Amendment") to that certain Rust Intercorporate Services Agreement (the "Services Agreement") dated as of January 1, 1993 by and among WMX Technologies, Inc. (formerly known as Waste Management, Inc.) ("WMX"), Chemical Waste Management, Inc. ("CWM"), Wheelabrator Technologies Inc. ("WTI") and Rust International Inc. ("Rust"), all Delaware corporations, is made as of August 25, 1995 by and among WMX, CWM, WTI and Rust.


                                    RECITALS
                                    --------


    WHEREAS, WMX, CWM, WTI and Rust desire to extend the term of the Services Agreement as set forth herein;

    NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENTS
                                   ----------


    1. Modification of Services Agreement. Section 14(a) of the Services Agreement is hereby amended to read in its entirety as follows:

    "14. Miscellaneous. (a) Term. This Agreement and the parties' respective rights and obligations hereunder shall be deemed effective as of the Effective Date. Subject to Section 13 above, this Agreement will (unless terminated earlier pursuant to other provisions of this Agreement) continue through December 31, 2002 provided, however, that the Company's obligations pursuant to this Agreement to make any payments to WMX or its Subsidiaries, and WMX's obligations to make any payments to the Company or its Subsidiaries, of any Indebtedness, interest, cost, expense, fee, charge, premium allocation or other amounts, the parties' respective obligations pursuant to Sections 9, 12 and 13 above and this Section 14 shall survive any and all terminations."

    2. Other Provisions. Except as expressly set forth in this Amendment, all provisions of the Services Agreement in effect immediately prior to the execution and delivery of this Amendment shall remain in full force and effect in accordance with their terms.

    3. Choice of law. This Amendment shall be interpreted and construed in accordance with the internal laws (and not the conflicts of laws rules) of the State of Illinois applicable to contracts made and to be performed in the State of Illinois.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                 WMX TECHNOLOGIES, INC.

                                 By:           /s/ Thomas A. Witt
                                      ----------------------------------------
                                 Name:   Thomas A. Witt
                                 Title:  Vice President


                                 CHEMICAL WASTE MANAGEMENT, INC.

                                 By:           /s/ Thomas A. Witt
                                      ----------------------------------------
                                 Name:   Thomas A. Witt
                                 Title:  Secretary


                                 WHEELABRATOR TECHNOLOGIES INC.

                                 By:           /s/ Herbert A. Getz
                                      ----------------------------------------
                                 Name:   Herbert A. Getz
                                 Title:  Secretary


                                 RUST INTERNATIONAL INC.

                                 By:           /s/ Jan Stern Reed
                                      ----------------------------------------
                                 Name:   Jan Stern Reed
                                 Title:  Assistant Secretary